Exhibit 99.1

Renasant Corporation and First M&F Corporation Announce

Definitive Merger Agreement

TUPELO, MS and KOSCIUSKO, MS (February 7, 2013) – Renasant Corporation (NASDAQ: RNST) and First M&F Corporation (NASDAQ: FMFC) jointly announced today the signing of a definitive merger agreement pursuant to which Renasant Corporation (“Renasant” or “the Company”) will acquire First M&F Corporation (“M&F”), a bank holding company headquartered in Kosciusko, Mississippi, and the parent of Merchants & Farmers Bank, a Mississippi banking corporation.

Upon completion of the transaction, the combined company will have approximately $5.8 billion in total assets and will rank as the 4th largest bank by deposits in Mississippi. The transaction will add $1.6 billion in assets, $1.4 billion in deposits and 36 full-service locations throughout Renasant’s Mississippi, Alabama and Tennessee banking franchises. The merger will significantly increase the Company’s deposit market share in the Birmingham and Memphis

MSAs and the key Mississippi markets of Tupelo, Oxford and Starkville, and will provide entrance into the suburban markets surrounding Jackson, Mississippi. Additionally, the merger will provide a stable source of low-cost core deposits which will supplement and enhance Renasant’s future growth activities. Finally, the merger will strengthen the Company’s overall business lines by doubling its insurance operations and complementing its mortgage and wealth management divisions.

“We are excited for the opportunity to expand our reach within every Renasant region, double our insurance operations, and enhance our mortgage and wealth management divisions. This merger creates a stronger Renasant franchise that allows for not only new market entries and additional branch locations within our legacy markets, but provides the realization of significant cost savings through strategic branch consolidations and future earnings growth by combining two strongly competitive community banking institutions,” said Renasant Chairman, President and Chief Executive Officer, E. Robinson McGraw. “M&F is a community bank with an operating philosophy centered on fast, simple and local service with a banking culture similar to our own. We believe that this partnership between these two strong, likeminded community banks will greatly benefit both Renasant’s and M&F’s current and future clients with our combined locations, services and product offerings.”

According to the terms of the merger agreement, which has been unanimously approved by the Boards of Directors of both companies, M&F common shareholders will receive 0.6425 shares of Renasant common stock for each share of M&F common stock, and the merger is expected to qualify as a tax-free reorganization for M&F shareholders. Based on Renasant’s 10-day average closing price of $19.22 per share as of February 4, 2013, the aggregate common stock consideration is approximately $118.8 million or 119% of tangible book value per share. Under the proposed terms, the transaction is expected to be accretive to Renasant’s 2013 estimated earnings per share with the estimated tangible book value dilution being earned back within 2.5 years.

Commenting on the transaction, Hugh S. Potts, Jr., Chairman and Chief Executive Officer of First M&F Corporation said, “The combination of M&F and Renasant, two banks with deep roots philosophically and physically, will create a much stronger competitor throughout our various markets. Our capacity and commitment to both personal and technological convenience will be materially enhanced by offering our clients all the products and services of a much larger financial services institution with the high degree of service found in a local community bank. The talents and efforts of both Renasant and M&F Bank families will now extend into a future filled with a sense of grateful history, tradition, optimism, and great promise.”

The acquisition is expected to close during the third quarter of 2013 and is subject to Renasant and M&F shareholder approval, regulatory approval, and other conditions set forth in the merger agreement. Pursuant to the terms of the merger agreement, M&F Bank will merge with and into Renasant Bank immediately after the merger of M&F with and into Renasant. Subject to the receipt of regulatory approvals, it is expected that all M&F preferred stock and warrants held by the U.S. Treasury under the Community Development Capital Initiative will be redeemed prior to the closing of the merger.

Renasant Corporation was advised by the investment banking firm of Sandler O’Neill + Partners, L.P., and the law firm of Phelps Dunbar, L.L.P. First M&F Corporation was advised by the investment banking firm of Keefe, Bruyette & Woods, Inc., and the law firm of Jones, Walker, Waechter, Poitevent, Carrère & Denègre L.L.P.

Conference Call Information:

Renasant’s and M&F’s senior management will host an investor conference call and webcast today, February 7, 2013, at 10:00am Eastern through www.renasant.com or http://services.choruscall.com/links/rnst130207.html.

The conference may be accessed via telephone by dialing 1-888-317-6003 in the United States and enter pin number 0037115. International participants should dial 1-413-417-6061 and enter the same participant passcode. A presentation outlining this announcement will be available during the call through the Company’s webcast. A replay of the conference call will be available by dialing 1-877-344-7529 in the U.S. or 1-412-317-0088 internationally until February 22, 2013. The webcast can be replayed until February, 7, 2014, from the Company’s website.

About Renasant Corporation

Renasant Corporation, a 108-year-old financial services institution, is the parent of Renasant Bank and Renasant Insurance. Renasant has assets of approximately $4.2 billion and operates over 75 banking, mortgage, financial services and insurance offices in Mississippi, Tennessee, Alabama and Georgia.

Contacts:	For Media:	For Financials:
	John Oxford	Kevin Chapman
	Vice President	Senior Executive Vice President
	Director of External Affairs	Chief Financial Officer
	(662) 680-1219	(662) 680-1450
	joxford@renasant.com	kchapman@renasant.com

About First M&F Corporation

First M&F Corp., the parent of M&F Bank, is a 120-year-old community bank committed to proceed with its mission of making the mid-south better through the delivery of excellence in financial services to 26 communities in Mississippi, Alabama and Tennessee. First M&F Corp had total assets of approximately $1.6 billion at December 31, 2012.

Contact:	John Copeland
Chief Financial Officer
(662) 289-8594
jcopeland@mfbank.com

Additional Information about the Renasant/M&F Transaction

Renasant and M&F will be filing a joint proxy statement/prospectus, and other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, M&F AND THE PROPOSED MERGER.

When available, the joint proxy statement/prospectus will be mailed to shareholders of both Renasant and M&F. Investors will also be able to obtain copies of the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s Web site (www.sec.gov). In addition, documents filed with the SEC by Renasant will be available free of charge from Mitchell Waycaster, Director of Investor Relations, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1215. Documents filed with the SEC by M&F will be available free of charge from M&F by contacting John G. Copeland, Chief Financial Officer, First M&F Corporation, 134 West Washington Street, Kosciusko, Mississippi 39090, telephone: (662) 289-8594.

Renasant, M&F and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Renasant and M&F in connection with the proposed merger. Information about the directors and executive officers of Renasant is included in the proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 8, 2012. Information about the directors and executive officers of M&F is included in the proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 14, 2012. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations. This release contains forward looking statements within the meaning of the Private Securities Litigation Reform Act, and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results. These forward looking statements are subject to a number of factors and uncertainties which could cause Renasant’s, M&F’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward looking statements. Forward looking statements speak only as of the date they are made and neither Renasant nor M&F assumes any duty to update forward looking statements. In addition to factors previously disclosed in Renasant’s and M&F’s reports filed with the SEC and those identified elsewhere in this press release, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and M&F and between Renasant Bank and Merchants and Farmers Bank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Renasant and M&F’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Renasant’s and M&F’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated or implied in the forward-looking statements.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Renasant and M&F may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities or costs savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) Renasant’s or M&F’s shareholders may fail to approve the transaction; (7) the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; (8) reputational risks and the reaction of the companies’ customers to the transaction; (9) diversion of management time on merger related issues; (10) changes in asset quality and credit risk; (11) inflation; (12) customer acceptance of our products and services; (13) customer borrowing, repayment, investment and deposit practices; (14) the introduction, withdrawal, success and timing of business initiatives; (15) the impact, extent, and timing of technological changes; (16) a weakening of the economies in which the combined company will conduct operations may adversely affect our operating results; (17) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (18) the interest rate environment may compress margins and adversely affect net interest income; and (19) competition from other financial services companies in our markets could adversely affect operations. Additional factors that could cause Renasant’s and M&F’s results to differ materially from those described in the forward-looking statements can be found in Renasant’s and M&F’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the

SEC’s website (www.sec.gov). All subsequent written and oral forward-looking statements concerning Renasant, M&F or the proposed merger or other matters and attributable to Renasant, M&F or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Renasant and M&F do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

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